Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of BAS Consulting, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, B. Alva Schoomer, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 12 , 2005                            /s/ B. Alva Schoomer
                                                 -------------------------------
                                                 B. Alva Schoomer
                                                 Chief Executive Officer and
                                                 Chief Financial Officer